UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
September 27, 2005
US Airways Group, Inc.
(Commission file number: 1-8444)
and
US Airways, Inc.
(Commission file number 1-8442)
(Exact Names of Registrants as specified in their charters)

Delaware	US Airways Group, Inc. 54-1194634
(State of Incorporation	US Airways, Inc. 53-0218143
of both registrants)	(I.R.S. Employer Identification Nos.)
111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrants’ telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.02 Unregistered Sales of Equity Securities
Item 5.01 Changes in Control of the Registrant
Item 5.03 Amendments to Articles of Incorporation and Bylaws
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1 AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
EX-3.2 AMENDED AND RESTATED BYLAWS
EX-10.1 STOCKHOLDERS' AGREEMENT /ACE AVIATION HOLDINGS INC.
EX-10.2 STOCKHOLDERS' AGREEMENT / EASTSHORE AVIATION, LLC
EX-10.3 STOCKHOLDERS' AGREEMENT / PAR INVESTMENT PARTNERS, L.P.
EX-10.4 STOCKHOLDERS' AGREEMENT / PENINSULA INVESTMENT PARTNERS, L.P.
EX-10.5 STOCKHOLDERS' AGREEMENT / WELLINGTON MANAGEMENT COMPANY, LLP
EX-10.6 STOCKHOLDERS' AGREEMENT / TUDOR INVESTMENT CORP.

Item 1.01 Entry into a Material Definitive Agreement
     On September 27, 2007, US Airways Group, Inc. (“US Airways Group”) consummated the transactions contemplated by its plan of reorganization, including its previously announced merger transaction with America West Holdings Corporation (“America West Holdings”). As a result of the merger, America West Holdings became a wholly owned subsidiary of US Airways Group.
      In connection with the consummation of these transactions, on September 27, 2005, each of ACE Aviation Holdings Inc. (“ACE”), Eastshore Aviation, LLC (“Eastshore”), Par Investment Partners, L.P. (“Par”), Peninsula Investment Partners, L.P. (“Peninsula”), a group of investors under the management of Wellington Management Company, LLP (collectively, “Wellington”) and Tudor Proprietary Trading, L.L.C. and a group of investors for which Tudor Investment Corp. acts as investment adviser (collectively, “Tudor”, and together with ACE, Eastshore, Par, Peninsula and Wellington, the “Equity Investors”), entered into a stockholders agreement with US Airways Group. The stockholders agreements provide that, subject to certain exceptions, each Equity Investor agrees not to transfer any of the shares of US Airways Group common stock acquired pursuant to the investment agreements until six months following the closing under the investment agreements and that US Airways Group will provide certain customary registration rights to the Equity Investors, including payment of certain fees if US Airways Group is not able to cause a registration statement to become effective in the agreed upon time period. The ACE, Par and Eastshore stockholders agreements also provide for the appointment of individuals designated by each of those Equity Investors to be appointed to the board of directors of US Airways Group on September 29, 2005, the date which is two business days after the effective time of the merger, for a three-year term. The ACE stockholders agreement provides that (i) for so long as ACE holds at least 66.67% of the number of shares of US Airways Group common stock acquired pursuant to its investment agreement (the “ACE director threshold”), ACE will be entitled to designate a director nominee for successive three-year terms and (ii) if ACE falls below the ACE director threshold, ACE will cause its director designee to resign from the board of directors. In the case of the Equity Investors other than ACE which were entitled to designate a director to the board of directors of US Airways Group, the applicable stockholders agreements provide that (i) for so long as that Equity Investor holds at least 35% of the number of shares of US Airways Group common stock acquired pursuant to its investment agreement (the “designating investor threshold”), that Equity Investor will be entitled to designate a director nominee for successive three-year terms and (ii) if any such Equity Investor falls below the designating director threshold, the designee of that Equity Investor will serve the remainder of that designee’s term as a director, but that Equity Investor will no longer have the right to designate a director nominee under the stockholders agreement.
     This description of the stockholders agreements is qualified in its entirety by reference to the full text of the stockholders agreements, copies of which are attached as Exhibits 10.1 — 10.6 to this Current Report on Form 8-K.
Item 2.01 Completion of Acquisition or Disposition of Assets
     Effective September 27, 2005, pursuant to an Agreement and Plan of Merger dated as of May 19, 2005, as amended (the “Merger Agreement”), among US Airways Group, America West Holdings and Barbell Acquisition Corp., a wholly owned subsidiary of US Airways Group (“Barbell”), Barbell merged with and into America West Holdings, as a result of which America West Holdings became a wholly owned subsidiary of US Airways Group (such transaction is referred to herein as the “Merger”). As a result of the Merger, each outstanding share of Class B common stock of America West Holdings was converted into 0.4125 of a share of US Airways Group common stock, $0.01 par value per share, and each outstanding share of Class A common stock of America West Holdings was converted into 0.5362 of a share of US Airways Group common stock. An aggregate of approximately 15.1 million shares of common stock of US Airways Group were issued in exchange for America West Holdings Class A and Class B common stock as a result of the Merger.

Item 3.02 Unregistered Sales of Equity Securities
Issuances to the Equity Investors
     On September 27, 2005, pursuant to six separate investment agreements entered into with US Airways Group and America West Holdings, the Equity Investors invested an aggregate of $565 million in US Airways Group in exchange for shares of US Airways Group common stock. The amount invested and shares received by each Equity Investor were as follows:
•	ACE — $75,000,000 of equity investment at a per share purchase price of $15.00 for 5,000,000 shares;

•	Eastshore — $125,000,000 of equity investment, through the conversion of and in satisfaction of the $125 million debtor in possession facility provided by Eastshore, at a per share purchase price of $15.00 for 8,333,333 shares;

•	Par — $100,000,005 of equity investment at a per share purchase price of $15.00 for 6,768,485 shares, including the 101,818 shares received pursuant to participation agreements with America West Holdings;

•	Peninsula — $49,999,995 of equity investment at a per share purchase price of $15.00 for 3,333,333 shares;

•	Wellington — an aggregate of $149,999,850 of equity investment at a per share purchase price of $16.50 for an total of 9,090,900 shares; and

•	Tudor — an aggregate of $65,000,001 of equity investment at a per share price of $16.50 for a total of 3,939,394 shares.
     In addition, in connection with the Equity Investors’ agreement to increase the amount of total new equity that US Airways Group could raise, US Airways Group granted to each Equity Investor an option that gives the Equity Investor the right to purchase additional shares of US Airways Group common stock at $15.00 per share as follows:
•	Par has the option to purchase up to an additional 4,000,000 shares (which includes the option to purchase 1,666,667 shares that Par purchased from Eastshore and the option to purchase 1,000,000 shares that Par purchased from ACE);

•	Peninsula has the option to purchase up to an additional 666,667 shares;

•	Wellington has the option to purchase up to an additional 2,000,000 shares in the aggregate; and

•	Tudor has the option to purchase up to an additional 866,667 shares in the aggregate.
     Each option is transferable, in whole or in part, among the Equity Investors. Two-thirds of each option expired on September 28, 2005, with the remainder expiring 15 days after September 27, 2005. Each of Par, Peninsula, Wellington and Tudor exercised the first two-thirds of its option in full, for a total of 5,022,222 shares and for aggregate proceeds to US Airways Group of $75 million. Upon expiration of the options, US Airways Group will make an additional offer to Eastshore, in an amount equal to one-third of the proceeds received from exercise of the options, to repurchase shares of common stock held by Eastshore at a purchase price of $15.00 per share, and Eastshore will have the right, but not the obligation, to accept that offer to repurchase in whole or in part for a period of at least 30 days after the receipt of the offer.

     The issuance and sale of US Airways Group common stock to the Equity Investors was made pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and, to the extent that shares of US Airways Group common stock were issued in exchange for the conversion of the $125 million debtor in possession facility provided by Eastshore, pursuant to Section 1145(a)(1) of the Bankruptcy Code, as described below.
Issuances of Common Stock under the Plan of Reorganization
     Under US Airways Group’s plan of reorganization, 8,212,121 shares of US Airways Group common stock were distributed to certain holders of general unsecured claims. These shares include 4,873,484 shares issued to the Pension Benefit Guaranty Corporation and 1,250,000 shares issued to the Air Line Pilots Association (“ALPA”). ALPA will also receive options to purchase an additional 1,100,000 shares of US Airways Group common stock. US Airways Group relied, based on the confirmation order its received from the Bankruptcy Court, on Section 1145(a)(1) of the U.S. Bankruptcy Code to exempt from the registration requirements of the Securities Act the offer and sale of US Airways Group common stock to the general unsecured creditors.
     Section 1145(a)(1) of the Bankruptcy Code exempts the offer and sale of securities under a plan of reorganization from registration under Section 5 of the Securities Act and state laws if three principal requirements are satisfied:
•	the securities must be offered and sold under a plan of reorganization and must be securities of the debtor, of an affiliate participating in joint plan of reorganization with the debtor or of a successor to the debtor under the plan of reorganization;

•	the recipients of the securities must hold claims against or interests in the debtor; and

•	the securities must be issued in exchange, or principally in exchange, for the recipient’s claim against or interest in the debtor.
Item 5.01 Changes in Control of the Registrant
     Pursuant to US Airways Group’s plan of reorganization, all securities of US Airways Group outstanding prior to September 27, 2005 were cancelled upon emergence from the Chapter 11 proceedings. As a result of the Merger, US Airways Group’s emergence from the Chapter 11 proceedings under its plan of reorganization, the investments by the Equity Investors and the public offering of 8.5 million shares US Airways Group common stock, immediately after the Merger, former stockholders of America West Holdings held approximately 33% of the outstanding common stock, general unsecured creditors of US Airways Group held approximately 10% of the outstanding common stock, and the Equity Investors in the aggregate held approximately 46% of the outstanding common stock.
     Also as a result of the Merger, the identity of a majority of the directors on the US Airways Group board of directors has changed. As set forth in the Merger Agreement, the board of directors of US Airways Group now consists of 13 members. W. Douglas Parker, the Chairman and Chief Executive Officer of America West Holdings, serves as Chairman and Chief Executive Officer of US Airways Group. Bruce R. Lakefield, the former President and Chief Executive Officer of US Airways Group and US Airways, now serves as Vice Chairman of US Airways Group. In addition, the following directors were also nominated to the board of directors pursuant to the terms of the Merger Agreement:

•	Herbert M. Baum, Richard C. Kraemer, Denise M. O’Leary, Richard P. Schifter and J. Steven Whisler, who were members of the board of directors of America West Holdings, were nominated by America West Holdings;

•	Cheryl G. Krongard, Han Mirka and George M. Philip, who were already members of the board of directors of US Airways Group, were nominated by US Airways Group;

•	Robert A. Milton was nominated by ACE;

•	Edward L. Shapiro was nominated by Par; and

•	Richard A. Bartlett was nominated by Eastshore.
     Messrs. Milton, Shapiro and Bartlett all joined the board of directors on September 29, 2005, in accordance with the terms of the investment agreements with ACE, Par and Eastshore. All of the other directors became members of the board immediately upon effectiveness of the Merger.
Item 5.03 Amendments to Articles of Incorporation and Bylaws
     In connection with the Merger, US Airways Group adopted an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”), effective September 27, 2005. The following sets forth a description of the key provisions of the Certificate of Incorporation and Bylaws. This description of the Certificate of Incorporation and Bylaws agreements is qualified in its entirety by reference to the full text of these documents, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K.
     Authorized Capital Stock
     US Airways Group’s authorized capital stock consists of 200 million shares of common stock, par value $0.01 per share.
     Voting Rights
     The holders of US Airways Group common stock are entitled to one vote per share on all matters submitted to a vote of common stockholders, except that voting rights of non-U.S. citizens are limited to the extent that the shares of common stock held by such non-U.S. persons would otherwise be entitled to more than 24.9% of the aggregate votes of all outstanding equity securities of US Airways Group. Holders of common stock have no right to cumulate their votes. The common stock is listed on the New York Stock Exchange. Holders of common stock participate equally as to any dividends or distributions on the common stock.
     Stock Certificates
     US Airways Group’s Bylaws provide that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock will be uncertificated shares.

     Number of Directors
     The Certificate of Incorporation provides that the board of directors will consist of not less than one nor more than 15 directors, the exact number of which will be fixed from time to time by resolution adopted by a majority of the board of directors.
     Classification of Board of Directors
     The Certificate of Incorporation classifies the board of directors into three separate classes, consisting as nearly equal in number as may be possible of one-third of the total number of directors constituting the entire board of directors, with staggered three-year terms. If the number of directors is changed, any increase or decrease will be apportioned across classes in order for the classes to remain as nearly equal as possible.
     Removal of Directors
     The Certificate of Incorporation provides that any director may be removed only “for cause,” and by the affirmative vote of the holders of at least 80% of the voting power of the then issued and outstanding capital stock entitled to vote for the election of directors.
     Vacancies on the Board of Directors
     The Certificate of Incorporation provides that, except as may be otherwise provided pursuant to the stockholders agreement or other contracted obligations of US Airways Group, any vacancy on the board of directors that results from an increase in the number of directors may be filled by a majority of the board of directors then in office, provided that a quorum is present, and any other vacancy occurring on the board of directors may be filled by a majority of the board then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of that class will hold office for a term that coincides with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors will have the same remaining term as his or her predecessor.
     Foreign Ownership Limitation
     The Certificate of Incorporation and Bylaws provide limits of the voting and ownership of US Airways Group equity securities owned or controlled by persons who are not citizens of the United States in order to comply with U.S. law and related rules and regulations of the U.S. Department of Transportation. Any equity securities owned by non-U.S. persons having in excess of 24.9% of the voting power of the outstanding equity securities will have their voting rights automatically suspended in reverse chronological order based upon the date of registration in US Airways Group’s foreign stock record. In addition, any attempt to transfer equity securities to a non-U.S. person in excess of 49.9% of the outstanding equity securities will be void and of no effect and will not be recorded in US Airways Group’s books and records.
     Stockholder Action by Written Consent
     The Certificate of Incorporation provides that no stockholder action may be taken except at an annual or special meeting of stockholders and that stockholders may not take any action by written consent.

     Amendment to Certificate of Incorporation
     The Certificate of Incorporation provides that US Airways Group reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Incorporation in a manner in keeping with the Certificate of Incorporation or the Delaware General Corporation Law (“DGCL”), and that all rights conferred upon stockholders are granted subject to that reservation.
     The Certificate of Incorporation requires the affirmative vote of the holders of at least two-thirds of the voting power of the shares entitled to vote for the election of directors to amend, alter, change, repeal or adopt any provision as part of the Certificate of Incorporation inconsistent with the purpose and intent of Articles V (Board of Directors), VIII (No Written Consent), X (Amendment of Bylaws) or XI (Amendment of the Certificate of Incorporation) of the Certificate of Incorporation.
     Amendment of Bylaws
     The Certificate of Incorporation provides that an affirmative vote of at least a majority of the board of directors or the affirmative vote of at least 80% of the voting power of the shares entitled to vote for the election of directors will be required to adopt, amend, alter or repeal the Bylaws.
     Special Meeting of Stockholders
     The Certificate of Incorporation provides that special meetings of the stockholders may be called by:
•	the chairman of the board of directors; or

•	the secretary, at the written request or by a resolution adopted by the affirmative vote of a majority of the board of directors.
     Quorum
     The Certificate of Incorporation and Bylaws provide that the holders of a majority of the capital stock issued, outstanding and entitled to vote at a meeting of stockholders, present in person or represented by proxy, will constitute a quorum at any meeting of the stockholders held for the purpose of electing directors.
     Notice of Stockholder Meeting
     The Bylaws provide that written notice of meetings of stockholders, stating the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at that meeting, and, in the case of a special meeting, the purpose(s) for which the meeting is called, must be given to each stockholder of record entitled to vote whenever stockholders are required or permitted to take any action at any meeting. The secretary must provide such notice not less than 10 nor more than 60 days before the date of the meeting.
     Delivery & Notice Requirements of Stockholder Nominations and Proposals
     The Bylaws provide that at any annual stockholders’ meeting only such business may be transacted as has been:
•	specified in the notice of meeting or any supplement thereto;

•	given by or at the direction of the board or any duly authorized committee thereof;

•	otherwise properly brought by or at the direction of the board of directors or any duly authorized committee thereof; or

•	otherwise properly brought by any stockholder of US Airways Group (A) who is a stockholder of record on the date of the giving of the notice provided for in the Bylaws and on the record date for the determination of stockholders entitled to notice of and to vote at such annual meeting, and (B) who complies with the notice procedures set forth in the Bylaws.
     For a proposal, other than nominations of persons for election to the board of directors, to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely written notice thereof to the secretary of US Airways Group and such business must be a proper matter for stockholder action.
     To be timely, a stockholder’s notice must be delivered to or mailed to, and received by, the Secretary at US Airways Group’s principal executive offices:
•	not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders; or

•	in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.
     The Bylaws also provide that, for business to be properly brought before a special meeting of stockholders, other than nominations of persons for election to the board of directors, a stockholder must give timely written notice thereof to the Secretary of US Airways Group. To be timely, a stockholder’s written notice must be received by the Secretary at US Airways Group’s principal executive offices at least 10 days prior to the first public notice of the special meeting.
     A stockholder’s written notice to the Secretary for either an annual meeting or a special meeting must set forth:
•	a brief description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting;

•	the name and address of record of the stockholder proposing that business;

•	the class and number of shares which are beneficially owned by the stockholder;

•	the dates upon which the stockholder acquired those shares;

•	documentary support for any claim of beneficial ownership;

•	a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal and any material interest of the stockholder in the business;

•	a representation that the stockholder intends to appear in person or by proxy at the meeting to bring the business before the meeting;

•	a statement in support of the matter; and

•	for proposals sought to be included in the proxy statement, any other information required by Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

•	for proposals sought to be included in the proxy statement, any other information required by Rule 14a-8 under the Exchange Act.
     The Bylaws also provide that no business may be conducted at any stockholders’ meeting except business brought before the meeting in accordance with the procedures set forth in the Bylaws. If the chairman of the meeting determines that business was not properly brought before the meeting, the chairman will declare that the business was not properly brought and such business will not be considered or transacted.
     Preemptive Rights
     The Certificate of Incorporation does not grant any preemptive rights.
     Dividends
     The Certificate of Incorporation provides that stockholders are entitled to receive such dividends and other distributions in cash, stock or property of US Airways Group when, as and if declared thereon by the board of directors from time to time out of assets or funds legally available therefor.
     The Bylaws provide that dividends, if any, may be declared by the board of directors at any regular or special meeting of the board (or any action by written consent in lieu thereof) and may be paid in cash, property or shares of US Airways Group’s capital stock. Before payment of any dividend, the directors may set aside a portion of the funds available for dividends such as the board of directors, in its absolute discretion, deems proper as a reserve fund. Also, the board of directors may modify or abolish any such reserve.
     Limitation of Personal Liability of Directors
     The Certificate of Incorporation provides that no director will be personally liable to US Airways Group or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL.
     The Certificate of Incorporation further provides that if the DGCL is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation will be eliminated or limited to the fullest extent authorized by the DGCL, as so amended.
     Indemnification of Officers & Directors
     The Certificate of Incorporation provides that US Airways Group:

•	will indemnify its directors and officers to the fullest extent authorized or permitted by law. This right to indemnification continues even after a person has ceased to be a director or officer and inures to the benefit of his or her heirs, executors and personal and legal representatives. Subject to applicable law, the right to indemnification includes the right to be paid the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition; and

•	may, to the extent authorized by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents similar to those conferred on directors and officers.
     Except for proceedings to enforce rights to indemnification, US Airways Group is not obligated to indemnify any director or officer or his or her heirs, executors or personal or legal representatives in connection with a proceeding or part thereof initiated by that person unless the proceeding or part thereof was authorized or consented to by the board of directors.
     The Certificate of Incorporation also provides that the rights to indemnification and to the advance of expenses are not exclusive of any other right which any person may have or acquire under the Certificate of Incorporation, the Bylaws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.
     No Stockholder Rights Plan
     US Airways Group does not have a stockholder rights plan.
     Business Combinations
     Certain provisions of the Certificate of Incorporation and Bylaws may have the effect of delaying or preventing changes in control if the board of directors determines that those changes in control are not in the best interests of US Airways Group and its stockholders. These provisions include, among other things, the following:
•	a classified board of directors with three-year staggered terms;

•	advance notice procedures for stockholder proposals to be considered at stockholders’ meetings;

•	the ability of US Airways Group’s board of directors to fill vacancies on the board;

•	a prohibition against stockholders taking action by written consent;

•	a prohibition against stockholders calling special meetings of stockholders;

•	requiring the approval of holders of at least 80% of the voting power of the shares entitled to vote in the election of directors for the stockholders to amend the Bylaws; and

•	super majority voting requirements to modify or amend specified provisions of the Certificate of Incorporation.
     These provisions are not intended to prevent a takeover, but are intended to protect and maximize the value of US Airways Group’s stockholders’ interests. While these provisions have the effect of encouraging persons seeking to acquire control of the company to negotiate with the board of directors, they could enable the board of directors to prevent a transaction that some, or a majority, of the stockholders might believe to be in their best interests and, in that case, may prevent or discourage attempts to remove and replace incumbent directors.
     In addition, Section 203 of the DGCL protects publicly-traded Delaware corporations, such as US Airways Group, from hostile takeovers, and from actions following the takeover, by prohibiting some transactions once an acquirer has gained a significant holding in the corporation.
     A corporation may elect not to be governed by Section 203 of the DGCL. Neither the Certificate of Incorporation nor the Bylaws contain this election. Therefore, US Airways Group is governed by Section 203 of the DGCL.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired
     The financial statements for the six month period ended June 30, 2005 and each of the three fiscal years ended December 31, 2004, 2003 and 2002 of America West Holdings were previously filed as part of Annexes B-1 and B-2 to Amendment No. 2 to US Airways Group’s Registration Statement on Form S-1 (No. 333-126226) filed on August 31, 2005 and are incorporated herein by reference.
     (b) Pro Forma Financial Information
     The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2004 and the six months ended June 30, 2005, reflecting the Merger as if it had occurred on January 1, 2004, and the unaudited pro forma condensed combined balance sheet as of June 30, 2005, reflecting the Merger as if it had occurred on June 30, 2005, were previously filed under the heading “Unaudited Pro Forma Condensed Combined Financial Statements” in Amendment No. 3 to US Airways Group’s Registration Statement on Form S-1 (No. 333-126226) filed on September 23, 2005 and are incorporated herein by reference.
     (d) Exhibits
     The following exhibits are filed herewith.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated May 19, 2005 by and among US Airways Group, Inc., America West Holdings Corporation and Barbell Acquisition Corp. (incorporated by reference to Exhibit 2.1 to US Airways Group’s Registration Statement on Form S-4 (No. 333-126162) filed on June 28, 2005)

2.2	Letter Agreement dated July 7, 2005 by and among US Airways Group, Inc., America West Holdings Corporation, Barbell Acquisition Corp., ACE Aviation Holdings Inc., Eastshore Aviation, LLC, Par Investment Partners, L.P., Peninsula Investment Partners, L.P., and Wellington Management Company, LLP (incorporated by reference to Exhibit 2.2 to Amendment No. 1 to US Airways Group’s Registration Statement on Form S-4 (No. 333-126162) filed on August 8, 2005)

3.1	Amended and Restated Certificate of Incorporation of US Airways Group, Inc.

3.2	Amended and Restated Bylaws of US Airways Group, Inc.

Exhibit No.	Description
10.1	Stockholders’ Agreement dated as of September 27, 2005 among US Airways Group and ACE Aviation Holdings Inc.

10.2	Stockholders’ Agreement dated as of September 27, 2005 among US Airways Group and Eastshore Aviation, LLC

10.3	Stockholders’ Agreement dated as of September 27, 2005 among US Airways Group and Par Investment Partners, L.P.

10.4	Stockholders’ Agreement dated as of September 27, 2005 among US Airways Group and Peninsula Investment Partners, L.P.

10.5	Stockholders’ Agreement dated as of September 27, 2005 among US Airways Group and the group of investors named therein under the management of Wellington Management Company, LLP

10.6	Stockholders’ Agreement dated as of September 27, 2005 among US Airways Group, Tudor Proprietary Trading L.L.C. and the group of investors named therein for which Tudor Investment Corp. acts as investment adviser
FORWARD-LOOKING STATEMENTS
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group (the “Company”), expected fuel costs, the RASM environment, and expected financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the combined companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants); the ability of the Company to maintain adequate liquidity; the impact of changes in fuel prices; the impact of economic conditions; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the companies to attract and retain customers; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings; the ability of the Company to fund and execute its business plan following the Chapter 11 proceedings and the merger; and other risks and uncertainties listed from time to time in the companies’ reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the filings of US Airways Group and America West Holdings with the SEC, which are available at www.usairways.com and www.americawest.com, respectively.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc. (REGISTRANT)

Date: October 3, 2005	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

US Airways, Inc. (REGISTRANT)

Date: October 3, 2005	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated May 19, 2005 by and among US Airways Group, Inc., America West Holdings Corporation and Barbell Acquisition Corp. (incorporated by reference to Exhibit 2.1 to US Airways Group’s Registration Statement on Form S-4 (No. 333-126162) filed on June 28, 2005)

2.2	Letter Agreement dated July 7, 2005 by and among US Airways Group, Inc., America West Holdings Corporation, Barbell Acquisition Corp., ACE Aviation Holdings Inc., Eastshore Aviation, LLC, Par Investment Partners, L.P., Peninsula Investment Partners, L.P., and Wellington Management Company, LLP (incorporated by reference to Exhibit 2.2 to Amendment No. 1 to US Airways Group’s Registration Statement on Form S-4 (No. 333-126162) filed on August 8, 2005)

3.1	Amended and Restated Certificate of Incorporation of US Airways Group, Inc.

3.2	Amended and Restated Bylaws of US Airways Group, Inc.

10.1	Stockholders’ Agreement dated as of September 27, 2005 among US Airways Group and ACE Aviation Holdings Inc.

10.2	Stockholders’ Agreement dated as of September 27, 2005 among US Airways Group and Eastshore Aviation, LLC

10.3	Stockholders’ Agreement dated as of September 27, 2005 among US Airways Group and Par Investment Partners, L.P.

10.4	Stockholders’ Agreement dated as of September 27, 2005 among US Airways Group and Peninsula Investment Partners, L.P.

10.5	Stockholders’ Agreement dated as of September 27, 2005 among US Airways Group and the group of investors named therein under the management of Wellington Management Company, LLP

10.6	Stockholders’ Agreement dated as of September 27, 2005 among US Airways Group, Tudor Proprietary Trading L.L.C. and the group of investors named therein for which Tudor Investment Corp. acts as investment adviser